                                                                         Exhibit 10.21

Neither this Warrant,  nor the shares of capital stock issuable upon exercise of this  Warrant,  has been  registered  under the  Securities  Act of 1933,  as amended (the "act"), or any applicable state securities laws, and neither may be sold or  transferred  unless  such sale or transfer  is in  accordance  with the registration  requirements  of such  Act  and  applicable  laws  or  some  other exemption from the registration  requirements of such Act and applicable laws is available with respect thereto.

                             CLASS A WARRANT

Date of Issuance: April 1, 2002     Number of Shares: As Set Forth in Section 2

                           AMERICANA PUBLISHING, INC.

     1.  Issuance.  This Class A Warrant (the  "Warrant") is issued to BG
Holdings, LLC by Americana Publishing, Inc., a Colorado corporation (hereinafter with its successors  called the "Company").  This Warrant is one of the Warrants issued by the Company  pursuant  to, and is entitled to the benefits of, the 12%
Senior Secured Convertible Debenture and Warrant Purchase Agreement, dated as of
April 1,  2002,  (as the  same may be  amended  from  time to time,  hereinafter referred  to as the  "Purchase  Agreement")  by and  among the  Company  and the investors named in Schedule 2 thereto (the "Investors"), and each holder of this
Warrant,  by its acceptance hereof,  agrees to be bound by the provisions of the
Purchase Agreement and is deemed to have made the representations and warranties contained in Section 9 thereof.  Capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the Purchase Agreement.
This Warrant will be  registered  on the books of the Company or its agent as to principal  and  interest.  Any transfer of this Warrant will be effected only by surrender of this Warrant to the Company and  reissuance of a new warrant to the transferee.

     2.  Purchase  Price;  Number  of  Shares.  Subject  to the terms and conditions  hereinafter set forth and applicable securities laws, the registered holder of this Warrant (the "Holder"),  commencing on the date hereof and ending on April 1, 2009,  is entitled  upon  surrender of this  Warrant,  with the duly executed  subscription  form annexed hereto as Exhibit A duly  executed,  at the office of the Company at 303 San Mateo NE, Suite 104A, Albuquerque, NM 87108, or
such other  office as the  Company  shall  notify the Holder of in  writing,  to purchase from the Company,  at the Purchase  Price (as defined below) per share, the number of fully paid and  nonassessable  shares of Common Stock  obtained by dividing (a) the of  Principal  Amount of each  Debenture by (b) the  Conversion
Price. As used herein, "Purchase Price" shall mean an amount equal to 50% of the lesser  of the  average  of the  lowest  three  (3)  closing  bid  prices of the
Company's Common Stock as reported by the  over-the-counter  electronic bulletin board ("OTCBB") or such other exchange where the Company's  Common Stock is then trading  during:  (i) the 30 trading days prior to the Closing Date, or (ii) the
30 trading  days  immediately  prior to the date or dates all or any  portion of this Warrant is exercised (each such date, an "Exercise  Date"),  as such prices may be adjusted from time to time pursuant to the terms of this Warrant.

     3. Payment of Purchase  Price.  The aggregate  Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory  notes or other  obligations  issued by the Company,  with all such notes and obligations so surrendered  being credited  against the aggregate
Purchase Price in an amount equal to the  outstanding  principal  amount thereof plus accrued but unpaid  interest and penalties to the date of surrender,  (iii)
through delivery by the Holder to the Company of other securities  issued by the
Company,  with such  securities  being credited  against the aggregate  Purchase
Price in an amount equal to the fair market value  thereof,  as is determined in good faith by the board of directors of the Company  (the  "Board"),  or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry  by the  Holder as to the fair  market  value of any  securities  the
Holder may wish to deliver to the Company pursuant to clause (iii) above.

     4. Net Issue  Election.  In lieu of exercising this Warrant pursuant to Section 3 hereof, the Holder may elect to receive, without the payment by the
Holder of any additional consideration,  a number of shares of Common Stock that is equal to the value of this Warrant or any portion  hereof by the surrender of this  Warrant or such portion to the Company by surrender of this Warrant at the principal  office of the Company  together  with the Net Issue  Election  Notice similar to the form annexed hereto as Exhibit B duly executed,  at the office of the  Company.  Thereupon,  the Company  shall issue to the Holder such number of fully paid and  nonassessable  shares of Common  Stock as is computed  using the following formula:

                                                              X = Y (A-B)
                                                                    A

where

               X = the number of shares to be issued to the Holder  pursuant  to this Section 4.

               Y = the number of shares  covered  by this  Warrant in respect of which the net issue election is made pursuant to this Section 4.

               A = the Current Value Per Share (as defined below).

               B = the  Purchase  Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

For purposes of the above  calculation,  the "Current  Value Per Share" shall be
(i) subject to clause (ii) below,  the closing bid price of the Company's Common
Stock as reported by the OTCBB or such other exchange where the Company's Common
Stock is then  trading  on the  Exercise  Date,  or (ii) if the  Company is then subject to an  Acquisition  Event (as defined in Section  11), in which case the
Current  Value Per Share  shall be the value per share  that the  holders of the
Company's Common Stock actually received or will receive as determined  pursuant to Section 11;

     5. Payment by Cash in Certain Events. Notwithstanding the provisions of Section 3 and  Section  4, in the event  there is an  effective  registration statement  covering  all or some  portion of the shares  being  exercised by the
Holder,  the net  issue  election  as  provided  by this  Section 4 shall not be available to the Holder in respect of the shares of Common Stock covered by such registration statement and the Holder agrees to pay the aggregate Purchase Price for such shares in cash or by check.

     6. Partial Exercise.  This Warrant may be exercised in part, and the
Holder  shall be entitled to receive a new  warrant,  which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this
Warrant shall not have been exercised.

     7. Issuance  Date.  The person or persons in whose name or names any certificate  representing  shares of Common Stock is issued  hereunder  shall be deemed to have become the holder of record of the shares represented  thereby as at the close of business on the date this Warrant is  exercised  with respect to such shares,  whether or not the transfer  books of the Company shall be closed.
Following  the  Holder's  exercise  of this  Warrant  pursuant to Section 3 or 4 hereof,  the Holder  shall be  entitled  to all of the rights and  benefits as a holder of Common Stock.

     8. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on April 1, 2009; provided,  however,  this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof  (notwithstanding the restrictive  provisions of Section 5), without any further  action on behalf of the  Holder,  immediately  prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

     9. Reserved Shares;  Valid  Issuance.  The Company covenants that it will at all times  reserve  and keep  available  such  number of its  authorized shares of Common Stock,  free from all preemptive or similar rights therein,  as will be sufficient to permit, respectively, the exercise of this Warrant in full receivable upon such exercise.

     10.  Stock  Dividends.  If the Company  shall  subdivide  the Common
Stock,  by  split-up  or  otherwise,  or  combine  the  Common  Stock,  or issue additional  shares of Common Stock in payment of a stock  dividend on the Common
Stock,  the number of shares  issuable  on the  exercise of this  Warrant  shall forthwith be  proportionately  increased in the case of a  subdivision  or stock dividend,  or  proportionately  decreased in the case of a combination,  and the
Purchase  Price shall  forthwith be  proportionately  decreased in the case of a subdivision or stock  dividend,  or  proportionately  increased in the case of a combination.

     11. Capital Reorganization, Merger or Consolidation.  If at any time while  this  Warrant  is  outstanding  and  unexpired,  (i)  there  shall be any reclassification,  capital  reorganization  or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in
Section 10 hereof) (any event described in this clause (i), a  "Reclassification
Event"), or (ii) any consolidation of the Company with, or merger of the Company
into,  another  corporation  or  other  business   organization  (other  than  a
consolidation or merger in which the Company is the continuing Company and which does not  result in any  reclassification  or change of the  outstanding  Common
Stock),  or any sale or  conveyance  to another  corporation  or other  business organization of all or substantially all of the assets of the Company (any event described in this clause (ii), an  "Acquisition  Event"),  then, as part of such
Reclassification  Event or Acquisition Event, lawful provisions shall be made so that the Holder shall  thereafter  have the right to purchase,  at a total price not to exceed that payable  upon the exercise of this Warrant in full,  the kind and amount of shares of stock and other securities and property  receivable upon such  Reclassification  Event or Acquisition  Event by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reclassification  Event or Acquisition Event, and in any such case appropriate  provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without  limitation, provisions  for the  adjustment  of the Purchase  Price and the number of shares issuable  hereunder) shall thereafter be applicable in relation to any shares of stock or other  securities  and property  thereafter  deliverable  upon exercise hereof.

     12.  Fractional  Shares.  In no event shall any fractional  share of
Common Stock be issued upon any exercise of this  Warrant.  If, upon exercise of this  Warrant as an  entirety,  the Holder  would,  except as  provided  in this
Section 12, be entitled to receive a fractional share of Common Stock,  then the
Company  shall  issue  cash in lieu of any  fraction  of a share  equal  to such fraction of the Current Value Per Share of one whole share of Common Stock as of the date of the exercise of this Warrant.

     13.  Certificate  of  Adjustment.  Whenever  the  Purchase  Price is
adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Chief Financial  Officer or Controller of the Company setting forth the  Purchase  Price  after  such  adjustment  and  setting  forth a brief statement of the facts requiring such adjustment.

     14. Notices of Record Date, Etc. In the event of:

          (a) any taking by the  Company of a record of the holders of any class of securities  for the purpose of determining  the holders  thereof who are entitled to receive any  dividend  or other  distribution,  or any right to subscribe  for,  purchase or  otherwise  acquire any shares of stock of any class or any other securities or property, or to receive any other right,

          (b) any reclassification of the capital stock of the Company,  capital reorganization  of the  Company,  consolidation  or  merger  involving  the
     Company,  or sale or conveyance of all or substantially  all of its assets,
     or

          (c)  any  voluntary  or   involuntary   dissolution,   liquidation  or
     winding-up  of the  Company,  then and in each such event the Company  will mail or cause to be mailed to the Holder a notice  specifying,  as the case may be,  (i) the  date on  which  any such  record  is to be taken  for the purpose of such dividend, distribution or right, and stating the amount and character  of such  dividend,  distribution  or right,  or (ii) the date on which any such  reclassification,  reorganization,  consolidation,  merger, sale or  conveyance,  dissolution,  liquidation  or  winding-up  is to take place,  and the time,  if any is to be fixed,  as of which the  holders  of record in respect of such event are to be determined.  Such notice shall be mailed at least  fifteen  (15)  days  prior to the date  specified  in such notice on which any such action is to be taken.

     15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written  consent of the Company and the holders of Warrants representing at least two-thirds of the Warrants issued pursuant to the Purchase
Agreement  (as  calculated by the number of shares of Common Stock that would be issuable upon the exercise of such Warrants). No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification  or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

     16. Warrant Register; Transfers, Etc.

          (a). The Company  will  maintain a register  containing  the names and addresses of the registered holders of the Warrants.  The Holder may change its  address as shown on the  warrant  register  by  written  notice to the
     Company  requesting  such  change.  Any  notice  or  written  communication required or  permitted  to be given to the Holder may be given by certified mail or  delivered  to the Holder at its  address  as shown on the  warrant register.

          (b).   Subject  to  compliance  with  applicable   federal  and  state
     securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable  hereunder.  Upon surrender of this
     Warrant to the Company,  together with the assignment  substantially in the form attached  hereto as Exhibit  C hereof  properly  endorsed,  for transfer of this  Warrant as an entirety by the Holder,  the Company  shall issue  a new  warrant  of  the  same  denomination  to the  assignee.  Upon surrender  of this  Warrant to the Company,  together  with the  assignment hereof  properly  endorsed,  by the Holder for  transfer  with respect to a portion of the shares of Common Stock  purchasable  hereunder,  the Company shall issue a new warrant to the assignee, in such denomination as shall be requested  by the  Holder  hereof,  and  shall  issue to such  Holder a new warrant  covering  the number of shares in  respect  of which this  Warrant shall not have been transferred.

          (c).  In case  this  Warrant  shall  be  mutilated,  lost,  stolen  or destroyed,  the  Company  shall  issue  a new  warrant  of like  tenor  and denomination  and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated  Warrant,  or (ii) in lieu of any  Warrant  lost,  stolen  or  destroyed,  upon  receipt  of  evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant and an  agreement  reasonably  satisfactory  to the Company to indemnify the Company from any loss incurred by it in connection  with such
     Warrant.

     17. No Rights or Liabilities as Stockholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder  of the
Company.

     18. No Impairment. The Company will not, by amendment of its Charter or through any reclassification, capital reorganization,  consolidation, merger, sale  or  conveyance  of  assets,  dissolution,  liquidation,  issue  or sale of securities or any other voluntary action,  avoid or seek to avoid the observance or  performance  of any of the terms of this  Warrant,  but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

     19.  Governing Law and Consent to  Jurisdiction.  The provisions and terms of this Warrant shall be governed by and construed in accordance  with the internal laws of the State of New York, without giving effect to the conflict of laws  provisions  thereof.  The Company and the Holder agree that any dispute or controversy  arising out of this Warrant shall be adjudicated in a court located in New York City, and hereby submits to the exclusive jurisdiction of the courts of the State of New York  located  in New York,  New  York,  and of the  federal courts  in the  Southern  District  of New  York,  and  irrevocably  waives  any objection it now or hereafter  may have  respecting  the venue of such action or proceeding  brought in such a court or respecting the fact that such court is an inconvenient forum, and consents to the service of process in any such action or proceeding by means of registered or certified mail,  return receipt  requested, to the address set forth below.

     20.  Successors and Assigns.  This Warrant shall be binding upon the
Company's  successors  and  assigns  and shall be binding  upon and inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

     21.  Headings.  The  headings in this  Warrant  are for  purposes of convenience  in  reference  only,  and shall not be deemed to  constitute a part hereof.

     22. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or
unenforceable,   the   remainder  of  the  terms,   provisions,   covenants  and
restrictions  of this Agreement  shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     23. Counterparts.  For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed  counterpart  shall  be,  and  shall  be  deemed  to  be,  an  original instrument.

     24.  Business  Days.  If the last or appointed day for the taking of any action  required or the  expiration of any right  granted  herein shall be a
Saturday or Sunday or a legal holiday in the State of New York, then such action may be taken or right may be exercised on the next succeeding day which is not a
Saturday or Sunday or such a legal holiday.

                            [signature page follows]

     IN WITNESS  WHEREOF,  the Company has caused this Warrant to be executed by its duly  authorized  officer to take  effect as of the date  first  hereinabove written.

                                                  AMERICANA PUBLISHING, INC.

                                                  By:
                                                  Name:
                                                  Title:

                                                  INVESTOR:

                                                 Signature:

                                                 Name: _______________________

                                                                                                                              Exhibit A
                                                                                                                             to Warrant

                                  Subscription

To:   Americana Publishing, Inc.                              Date:___________

     The  undersigned  hereby  subscribes for __________  shares of Common Stock covered by this Class A Warrant.  The  certificate(s)  for such shares  shall be issued in the name of the undersigned or as otherwise indicated below:

                                                     Signature

                                                     Name for Registration

                                                     Mailing Address

                                                                                                                              Exhibit B
                                                                                                                             to Warrant

                            Net Issue Election Notice

To: Americana Publishing, Inc.                                Date:___________

     The  undersigned  hereby  elects under  Section 4 to surrender the right to purchase _______ shares of Common Stock pursuant to this Class A Warrant.
The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                                     Signature

                                                     Name for Registration

                                                     Mailing Address

                                                                                                                             Exhibit C
                                                                                                                             to Warrant

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate) CLASS A WARRANT NO.__

For   value    received,    hereby   sells,    assigns   and   transfers    unto
________________________  the within Class A Warrant,  together  with all right, title and interest therein,  and does hereby  irrevocably  constitute and appoint  ____________________________  attorney, to transfer said Class A
Warrant on the books of the  within-named  Company with respect to the number of
Class A  Warrants  set forth  below,  with  full  power of  substitution  in the premises:

---------------------------------------- ------------------------------------- -------------------------------------

        Name(s) of Assignee(s)                         Address                            # of Warrants
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

And if said number of Class A Warrants shall not be all the warrants represented by the Class A  Warrant,  a new  Class A Warrant  is to be issued in the name of said undersigned for the balance remaining of the Class A Warrants registered by said Class A Warrant.

Dated:

Signature: